                                                                    EXHIBIT 10.6


                                   NETRATINGS, INC.


                               ------------------------

                               SERIES B PREFERRED STOCK

                                  PURCHASE AGREEMENT

                               ------------------------


                                 NOVEMBER 15, 1998

                                   NETRATINGS, INC.


                     SERIES B PREFERRED STOCK PURCHASE AGREEMENT

       This Series B Preferred Stock Purchase Agreement (the "Agreement") is made as of November 15, 1998 by and among NetRatings, Inc., a Delaware corporation (the "Company") and the investors (the "Purchasers") listed on the Schedule of Purchasers attached hereto as EXHIBIT A (the "Schedule of Purchasers").

                                     SECTION 1

                 AUTHORIZATION AND SALE OF SERIES B PREFERRED STOCK

        1.1   AUTHORIZATION.  On or before the Closing (as defined in Section
2), the Company will authorize the sale and issuance of up to 1,000,000 shares (the "Shares") of its Series B Preferred Stock (the "Series B Preferred"), having the respective rights, privileges and preferences as set forth in the Second Restated Certificate of Incorporation (the "RESTATED CERTIFICATE") in substantially the form attached to this Agreement as EXHIBIT B.

        1.2 SALE OF SERIES B PREFERRED STOCK. Subject to the terms and conditions of this Agreement, each Purchaser agrees to purchase at each Closing (as defined below), and the Company agrees to sell and issue to each Purchaser, that number of shares of the Company's Series B Preferred Stock set forth opposite such Purchaser's name in column 2 on the Schedule of Purchasers, at a purchase price of $0.633 per share, for the aggregate purchase price set forth in column 3 on the Schedule of Purchasers. The Company's agreements with each of the Purchasers are separate agreements, and the sales of the Series B Preferred to each of the Purchasers are separate sales.

                                     SECTION 2


                              CLOSING DATES, DELIVERY

        2.1 CLOSING DATES. The first closing of the purchase and sale of the Series B Preferred under this Agreement shall be held at the offices of Wilson Sonsini Goodrich & Rosati, P.C., 650 Page Mill Road, Palo Alto, California at 3:30 p.m., on November 15, 1998 (the "First Closing") or at such other time and place upon which the Company and the Purchasers shall agree. The second closing of the purchase and sale of the Series B Preferred shall be held at Wilson Sonsini Goodrich & Rosati, P.C., 650 Page Mill Road, Palo Alto, California (the "Second Closing") at such time and place upon which the Company and the Purchasers purchasing Shares at the Second Closing shall agree, provided that the Second Closing shall take place no more than thirty (30) days following the First Closing. For purposes of this Agreement, unless the context otherwise requires, the term "Closing" shall refer, with respect to each Purchaser, to the specific closing at which such Purchaser purchased the Shares. The date of the Closing, with respect to each Purchaser, is hereinafter referred to as the "Closing Date."

       The Company shall amend the Schedule of Purchasers to reflect the Purchasers at the Second Closing and shall deliver a copy thereof to each Purchaser. Subsequent Purchasers shall execute a counterpart signature page to this Agreement and shall be a Purchaser hereunder subject to all the terms and conditions hereof, other than with respect to such changes to the Schedule of Exceptions attached hereto as EXHIBIT C as may be necessary to reflect changes to the representations and warranties of the Company since the First Closing Date.

        2.2 DELIVERY. At the Closing, the Company will deliver to each Purchaser a certificate or certificates, registered in the Purchaser's name as set forth on the Schedule of Purchasers, representing the number of Shares to be issued to such Purchaser at such Closing. At the Closing, delivery of the certificates for the Shares will be made against delivery to the Company of the purchase price, therefore by (i) check payable to the Company, (ii) wire transfer according to the Company's instructions, or (iii) any combination of the foregoing.

                                     SECTION 3


                   REPRESENTATIONS AND WARRANTIES OF THE COMPANY

       Except as set forth in the Schedule of Exceptions set forth in EXHIBIT C attached to this Agreement, the Company hereby represents and warrants to the Purchasers as follows:

        3.1 CORPORATE ORGANIZATION AND AUTHORITY. The Company is a corporation duly organized and existing under and is in good standing under the laws of the State of Delaware. The Company is qualified to do business in the State of California, has the corporate power and corporate authority to own and operate its properties and to carry on its business as now conducted and as proposed to be conducted and is not qualified to do business as a foreign corporation in any jurisdiction other than California and such qualification is not presently required in any jurisdiction where a failure to so qualify would have a material adverse effect on the Company.

        3.2 CAPITALIZATION. Immediately prior to the Closing, the authorized capital stock of the Company shall consist of:

              (a) PREFERRED STOCK. A total of 4,400,000 shares of Preferred Stock, of which 1,900,000 shares are designated Series A Preferred Stock, all of which shares are issued and outstanding as of the date hereof; and of which 2,500,000 are designated Series B Preferred Stock, none of which shares will be issued and outstanding immediately prior to the First Closing. Upon the filing of the Restated Certificate, the rights, preferences, privileges and restrictions on the Series A Preferred Stock and the Series B Preferred Stock of the Company will be as set forth in the Restated Certificate as in effect on the Closing Date. The Company has reserved an aggregate of 1,000,000 shares of its Series B Preferred Stock for issuance hereunder.

              (b) COMMON STOCK. A total of 20,600,000 shares of Common Stock, of which 6,729,500 shares are duly and validly issued and outstanding, fully-paid, nonassessable. The Company has reserved 1,900,000 shares of Common Stock for issuance upon conversion of the outstanding shares of Series A Preferred Stock. The Company has reserved 2,500,000 shares of

Common Stock for issuance upon conversion of the outstanding shares of Series B Preferred Stock to be issued hereunder. The Company has reserved 2,430,000 shares of Common Stock under the 1997 Stock Option Plan for issuance to employees and directors of, and consultants to, the Company (including 1,735,500 shares of Common Stock subject to outstanding options). Except as contemplated by this Agreement and the Stockholders Agreement, there are no other outstanding warrants, options, conversion privileges, preemptive rights, or other rights or agreements to purchase or otherwise acquire or issue any equity securities of the Company. Other than the Stockholders Agreement (as defined below), the Company is not a party or subject to any agreement or understanding, and, to the Company's knowledge, there is no agreement or understanding between any persons and/or entities, which affects or relates to the voting or giving of written consents with respect to any security or by a director of the Company.

        3.3 AUTHORIZATION. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution, delivery and performance of all obligations under this Agreement and for the sale, issuance and delivery of the Shares, and of the Common Stock issuable upon conversion of the Shares has been taken or will be taken prior to the First Closing. This Agreement and the Restated Rights Agreement attached hereto as EXHIBIT D (the "Restated Rights Agreement"), when executed and delivered by the Company, will constitute legally binding and valid obligations of the Company, enforceable in accordance with their terms. The Stockholders Agreement attached hereto as EXHIBIT E (the "Stockholders Agreement"), when executed and delivered by the Company, will constitute a valid and binding obligation of the Company to the extent of the Company's obligations thereunder. This Agreement, the Restated Rights Agreement, and the Stockholders Agreement are referred to collectively herein as the "Company Agreements."

        3.4 VALIDITY OF SHARES. The Shares, when issued, sold and delivered in accordance with the terms and for the consideration expressed in this Agreement, shall be duly and validly issued (including, without limitation, issued in compliance with applicable federal and state securities laws, assuming the accuracy of the representations and warranties of the Purchaser set forth herein), fully-paid and non-assessable and free and clear of all liens and encumbrances (other than those, if any, created or imposed by a Purchaser). The Common Stock issuable upon conversion of the Shares has been reserved, and assuming such Common Stock is issued to the Purchasers, upon issuance in accordance with the Restated Certificate, shall be duly and validly issued (including, without limitation, issued in compliance with all applicable federal and state securities laws), fully-paid and non-assessable.

        3.5 NO CONFLICT WITH OTHER INSTRUMENTS. The execution, delivery and performance by the Company of the Company Agreements and the execution and delivery by the Company of the Stockholders Agreement will not result in any violation of or constitute a default under, with or without the passage of time or the giving of notice, (i) any provision of the Restated Certificate or the Company's Bylaws; (ii) any provision of any judgment, decree or order to which the Company is a party or by which it is bound; (iii) any material contract, obligation or commitment to which the Company is a party or by which it is bound; or (iv) any statute, rule or governmental regulation applicable to the Company.

        3.6 NO DEFAULTS OR VIOLATIONS. The Company is not in violation of any term or provision of its Restated Certificate of Incorporation or Bylaws, each as currently in effect, or any material term or provision of any indebtedness, mortgage, indenture, contract, agreement, judgment, statute, rule or regulation, or to the Company's knowledge, any decree or order.

        3.7 PRIVATE OFFERING. The Company agrees that neither the Company nor anyone acting on its behalf will offer any of the Shares or any similar securities for issuance or sale to, or solicit any offering to acquire any of the same from, anyone so as to make the sale and issuance of the Shares subject to the registration requirements of Section 5 of the Securities Act of 1933, as amended (the "Securities Act").

        3.8 PRIOR REGISTRATION RIGHTS. Except as provided in the Rights Agreement, the Company is under no contractual obligation to register under the Securities Act any of its presently outstanding securities or any of its securities that may subsequently be issued.

        3.9 LITIGATION. There is no action, suit, proceeding or investigation pending or, to the Company's knowledge, currently threatened against the Company that questions the validity of this Agreement, the Stockholders Agreement or the Restated Rights Agreement or the right of the Company to enter into any of such agreements, or which might result, either individually or in the aggregate, in any material adverse change in the assets, condition, affairs or prospects of the Company, financially or otherwise, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for the foregoing. The foregoing includes, without limitation, actions pending or threatened (or any basis therefor known to the Company) involving the prior employment of any of the Company's employees, their use in connection with the Company's business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate.

        3.10  AGREEMENTS; ACTION.

              (a) There are no agreements, understandings, instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which the Company is a party or to its knowledge by which it is bound which may involve (i) obligations (contingent or otherwise) of, or payments to, the Company in excess of $25,000 (other than obligations of, or payments to, the Company arising from purchase or sale agreements entered into in the ordinary course of business), or (ii) the license of any patent, copyright, trade secret or other proprietary right to or from the Company, or (iii) provisions restricting or affecting the development, manufacture or distribution of the Company's products or services, or (iv) indemnification by the Company with respect to infringements of proprietary rights.

              (b) The Company has not (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred any indebtedness for money borrowed or any other liabilities (other than with respect to dividend obligations, distributions, indebtedness and other obligations incurred in the ordinary course of business) individually in excess of $25,000 or, in the case of indebtedness and/or liabilities individually less than $25,000 in excess of $50,000 in the aggregate, (iii) made any loans or advances to any person, other than ordinary advances for travel expenses, or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its inventory in the ordinary course of business.

        3.11 DISTRIBUTIONS. There has been no declaration or payment by the Company of any dividend, nor any distribution by the Company of any assets of any kind, to any class or series of its capital stock.

        3.12 EMPLOYEE COMPENSATION PLANS. The Company is not party to or bound by any currently effective employment contracts, deferred compensation agreements, bonus plans, incentive plans, profit sharing plans, retirement agreements, employee benefit plan subject to the Employee Retirement Income Security Act of 1974 or other employee compensation agreements. Subject to applicable law, the employment of each officer and employee of the Company is terminable at the will of the Company.

        3.13 EMPLOYEES. The Company has no collective bargaining agreements with any of its employees. There is no labor union organizing activity pending or, to the Company's knowledge, threatened with respect to the Company. No employee has any agreement or contract, written or verbal, regarding his employment. To the Company's knowledge, no employee of the Company, nor any consultant with whom the Company has contracted, is in violation of any term of any employment contract, proprietary information agreement or any other agreement relating to the right of any such individual to be employed by, or to contract with, the Company because of the nature of the business to be conducted by the Company; and to the Company's knowledge the continued employment by the Company of its present employees, and the performance of the Company's contracts with its independent contractors, will not result in any such violation. The Company has not received any notice alleging that any such violation has occurred. No employee of the Company has been granted the right to continued employment by the Company or to any material compensation following termination of employment with the Company. The Company is not aware that any officer or key employee, or that any group of key employees, intends to terminate his employment with the Company, nor does the Company have a present intention to terminate the employment of any officer, key employee or group of key employees.

        3.14 PROPRIETARY INFORMATION AND INVENTIONS AGREEMENTS; INTELLECTUAL PROPERTY.

              (a) Each current officer, director and employee of the Company has executed a customary form of confidential information and inventions agreement.

              (b) Each former and current employee, officer and consultant of the Company has executed a customary form of confidential information and inventions agreement.

              (c) The Company has not violated and by conducting its business as proposed, will not violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity. None of the Company's officers or key employees, and the Company is not aware that any of its other employees, is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with their duties to the Company or that would conflict with the Company's business as proposed to be conducted. Neither the execution nor delivery of this Agreement, nor the carrying on of the Company's business by the employees for the Company, nor the conduct of the Company's business as proposed, will result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any employee is now obligated. It will not be necessary for the Company to utilize any inventions, trade secrets or proprietary information of any of its employees made prior to their employment by the Company, except for inventions, trade secrets or proprietary information that have been assigned to the Company.

        3.15 MINUTE BOOKS. The minute books of the Company contain a complete summary of all meetings of directors and stockholders since the time of incorporation and reflect all transactions referred to in such minutes accurately in all material respects.

        3.16 INSURANCE. The Company currently holds fire and casualty insurance policies, with extended coverage, sufficient in amount (subject to reasonable deductibles) to allow it to replace any of its properties that might be damaged or destroyed.

        3.17 PERMITS. No governmental orders, permissions, consents, approvals or authorizations are required to be obtained and no registrations or declarations are required to be filed in connection with the execution and delivery of this Agreement and the issuance of the Shares or the Conversion Shares, except such as has been duly and validly obtained or filed, or with respect to any filings that must be made after the Closing, as will be filed in a timely manner. The Company has all franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, properties, prospects or financial condition of the Company and believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted.

        3.18 ENVIRONMENTAL AND SAFETY LAWS. To its knowledge, the Company is not in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and to its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law or regulation.

        3.19 FULL DISCLOSURE. The Company has fully provided the Purchasers with all the information which the Purchasers have requested for deciding whether to purchase the Shares and all information which the Company believes is reasonably necessary to enable the Purchasers to make such decision. The representations and warranties of the Company contained in this Agreement and the Rights Agreement, certificates and other documents made or delivered in connection herewith do not contain any untrue statement of a material fact or omit any material fact necessary to make the statements contained therein or herein in view of the circumstances under which they were made not misleading.

                                     SECTION 4


                  REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

       Each Purchaser hereby severally represents and warrants to the Company with respect to the purchase of the Shares as follows:

        4.1 EXPERIENCE. Purchaser has substantial experience in evaluating and investing in private placement transactions so that Purchaser is capable of evaluating the merits and risks of Purchaser's investment in the Company. Purchaser, by reason of its business or financial experience or the business or financial experience of its professional advisors who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly, has the capacity to protect its own interests in connection with the purchase of the Shares under this Agreement.

        4.2 INVESTMENT. Purchaser is acquiring the Shares and the underlying Common Stock for investment for Purchaser's own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. Purchaser understands that the Shares and the underlying Common Stock have not been, and will not be, registered under the Securities Act by reason of a specific exemption therefrom, and that any such exemption would depend, among other things, upon the bona fide nature of the investment intent and the accuracy of such Purchaser's representations as expressed in this Agreement. Purchaser has not been formed for the specific purpose of acquiring the Shares or the underlying Common Stock.

        4.3 RULE 144. Purchaser acknowledges that the Shares and the underlying Common Stock must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring following the period of time prescribed by Rule 144, the sale being effected through a "broker's transaction" or in transactions directly with a "market maker" (as provided by Rule 144(f)) and the number of shares being sold during any three-month period not exceeding specified limitations.

        4.4 NO PUBLIC MARKET. Purchaser understands that no public market now exists for any of the securities issued by the Company, that the Company has made no assurances that a public market will ever exist for the Shares or the underlying Common Stock and that, even if such a public market exists at some future time, the Company may not then be satisfying the current public information requirements of Rule 144.

        4.5 ACCESS TO DATA. Purchaser and its representatives have met with representatives of the Company and have had the opportunity to ask questions of, and receive answers from, said representatives concerning the Company and the terms and conditions of this transaction as well as to obtain any information requested by Purchaser. Any questions raised by Purchaser or its representatives concerning the transaction have been answered to the satisfaction of Purchaser and its representatives. Purchaser's decision to purchase the Shares is based in part on the answers to such questions as Purchaser and its representatives have raised concerning the transaction and on its own evaluation of the risks and merits of the purchase and the Company's proposed business activities.

        4.6 AUTHORIZATION. This Agreement when executed and delivered by the Purchaser will constitute a valid and legally binding obligation of the Purchaser, enforceable in accordance with its terms.

        4.7 TAX LIABILITY. Purchaser has reviewed with its own tax advisers the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. Purchaser has relied solely on such advisers and not on any statements or representations of the Company or its agents. Purchaser understands that it (and not the Company) shall be responsible for its own tax liability that may arise as a result of this Agreement.

                                     SECTION 5


                        CONDITIONS TO CLOSING OF PURCHASERS

       Each Purchaser's obligation to purchase the Shares at the Closing is, at the option of the Purchaser, subject to the fulfillment or waiver as of the Closing Date of the following conditions:

        5.1 REPRESENTATIONS AND WARRANTIES CORRECT. The representations and warranties made by the Company in Section 3 of this Agreement shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date.

        5.2 COVENANTS. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing Date shall have been performed or complied with in all respects.

        5.3 COMPLIANCE CERTIFICATE. The Company shall have delivered to each Purchaser a certificate of the Company, executed by the President of the Company, dated the Closing Date, and certifying to the fulfillment of the conditions specified in Sections 5.1 and 5.2 of this Agreement.

        5.4 BLUE SKY. The Company shall have obtained all necessary Blue Sky law permits and qualifications, or secured exemptions therefrom, required by any state for the offer and sale of the Shares and the Common Stock issuable upon conversion of the Shares.

        5.5 CERTIFICATE OF INCORPORATION. The Restated Certificate shall have been filed with the Secretary of State of the State of Delaware.

        5.6 RESTATED RIGHTS AGREEMENT. The Company shall have entered into the Restated Rights Agreement.

        5.7 STOCKHOLDERS AGREEMENT. The Company and each of the parties thereto shall have executed and delivered the Stockholders Agreement.

        5.8 LEGAL MATTERS. All material matters of a legal nature which pertain to this Agreement, the Restated Rights Agreement and the Restated Stockholders Agreement, and the transactions contemplated hereby and thereby, shall have been reasonably approved by counsel to the Purchasers.


                                      SECTION 6


                           CONDITIONS TO CLOSING OF COMPANY

       The Company's obligation to sell and issue the Shares at the Closing is, at the option of the Company, subject to the fulfillment or waiver of the following conditions:

        6.1   REPRESENTATIONS.  The representations made by each Purchaser in
Section 4 of this Agreement shall be true and correct when made, and shall be true and correct on the Closing Date.

        6.2 BLUE SKY. The Company shall have obtained all necessary Blue Sky law permits and qualifications, or secured exemptions therefrom, required by any state for the offer and sale of the Shares and the Common Stock issuable upon conversion of the Shares.

        6.3 CERTIFICATE OF INCORPORATION. The Restated Certificate shall have been filed with the Secretary of State of the State of Delaware.

        6.4 COVENANTS. All covenants, agreements and conditions contained in this Agreement to be performed by the Purchasers on or prior to the Closing Date shall have been performed or complied with in all material respects.

        6.5 LEGAL MATTERS. All material matters of a legal nature which pertain to this Agreement, the Restated Rights Agreement, the Restated Stockholders Agreement and the transactions contemplated hereby and thereby, shall have been reasonably approved by counsel to the Company.

                                     SECTION 7


                        AFFIRMATIVE COVENANTS OF THE COMPANY

       As long as a Purchaser (together with any affiliate of such Purchaser) holds not less than 350,000 Shares (or an equivalent number of shares consisting of the Shares or Common Stock issued upon conversion of the Shares), as adjusted for recapitalizations, stock splits, stock dividends and the like, the Company will provide the information set forth in Sections 7.1 and

7.2 to such Purchaser, and will provide the information set forth in Section
7.1 as long as a Purchaser holds any capital stock of the Company:

        7.1   FINANCIAL INFORMATION.

              (a) As soon as practicable after the end of each fiscal year, and in any event within ninety (90) days thereafter, consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of such fiscal year, and consolidated statements of income and consolidated statements of changes in financial position of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and audited by the Company's independent public accountants.

              (b) Contemporaneously with delivery to holders of Common Stock, a copy of each report of the Company delivered to holders of the Company's Common Stock.

        7.2   ADDITIONAL INFORMATION.

              (a) As soon as practicable after the end of each fiscal month, and in any event within thirty (30) days thereafter, an unaudited consolidated balance sheet of the Company, as at the end of such month, and unaudited consolidated statements of income and unaudited consolidated statements of cash flow for such month and for the current fiscal year to date, compared against the annual budget. Such financial statements shall be prepared in accordance with generally accepted accounting principles consistently applied (other than accompanying notes and subject to year-end adjustments), all in reasonable detail.

              (b) As soon as practicable, but in any event within 30 days prior to the end of each fiscal year, a budget for the next fiscal year, including balance sheets and sources and applications of funds statements and, as soon as prepared, any other budgets or revised budgets prepared by the Company.

              (c) For so long as a Purchaser is eligible to receive reports under this Section 7.2, it shall also have the right, at its expense, to discuss the affairs, finances and accounts of the Company with the Company's officers, all at such reasonable times and as often as may be reasonably requested; provided, however, that the Company shall not be obligated to provide any information that the Board of Directors reasonably considers to be a trade secret or to contain confidential information.

        7.3 TRANSFER OF INFORMATION RIGHTS. The information rights set forth in Sections 7.1 and 7.2 may be transferred in any nonpublic transfer of Shares (or Shares of Common Stock issued upon conversion of the Shares), provided that the Company is given written notice of such transfer, and provided further that the right to receive the information set forth in Section 7.2 may only be transferred to a holder of, or affiliated holders who in the aggregate hold, at least 350,000 Shares (or an equivalent number of Shares consisting of the Shares or Common Stock issued upon conversion of the Shares, as appropriately adjusted for stock splits and the like). In the event that the Company reasonably determines that provision of information to a transferee pursuant to this Section 7.3 would materially adversely affect its proprietary position, such information may be edited in the manner necessary to avoid such effect.

        7.4 TERMINATION OF COVENANTS. The covenants set forth in Sections 7.1 and 7.2 shall terminate on and be of no further force or effect upon the earlier of (i) the consummation of the Company's sale of its Common Stock in an underwritten public offering pursuant to an effective registration statement filed under the Securities Act, immediately subsequent to which the Company shall be obligated to file annual and quarterly reports with the Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") or (ii) the registration by the Company of a class of its equity securities under Section 12(b) or 12(g) of the Exchange Act.

        7.5 CONFIDENTIAL INFORMATION AND INVENTION ASSIGNMENT AGREEMENT. The Company shall require all of its current and future officers and each employee or consultant with access to confidential information regarding the Company's operations, to execute and deliver a customers form of confidential information and invention assignment agreement.

        7.6 VESTING OF EMPLOYEE STOCK. Any stock granted to employees of or consultants to the Company as part of the Common Stock reserved for such purpose shall be subject to the Company's standard vesting provisions, which provide for a four year term with 25% of the total shares or options to be granted vesting on the first anniversary of the date of employment or association with the Company and the remaining shares vesting at a rate of 1/48th of the total amount per month ("Standard Vesting"); provided, however, that in the case of any stock granted to an employee or consultant of the Company who (x) has previously received a stock grant with Standard Vesting and (y) has at least one year of continuous service with the Company, the vesting provisions for such follow-on stock grant may, at the discretion of the Board of Directors (or a committee thereof), provide for a four year term with vesting at a rate of 1/48th of the total amount per month.

                                     SECTION 8

                                BOARD REPRESENTATION

        8.1 ELECTION OF DIRECTORS. The Company and each of the Purchasers covenant and agree to nominate, and to use their diligent best efforts to cause the Board of Directors to be elected consistent with the provisions of
Section IV.B.3 of the Restated Certificate.

                                     SECTION 9

                                   MISCELLANEOUS

        9.1 GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of California without giving effect to the conflicts of laws principles thereof, and by the General Corporation Law of the State of Delaware to the extent applicable to any corporate action related to the Company hereunder.

        9.2 SURVIVAL. The representations, warranties, covenants and agreements made in this Agreement shall survive the closing of the transactions contemplated hereby, and shall in no way be affected by any investigation of the subject matter hereof made by or on behalf of the Purchasers or the Company.

        9.3 SUCCESSORS AND ASSIGNS. Except as otherwise provided in this Agreement, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties to this Agreement; provided, however, that the right of the Purchasers to purchase the Shares shall not be assignable without the prior written consent of the Company.

        9.4 ENTIRE AGREEMENT; AMENDMENT. This Agreement and the other documents delivered pursuant to this Agreement at the Closing constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and supersede all prior agreements and merge all prior discussions, negotiations, proposals and offers (written or oral) between them, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly provided in this Agreement, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought; provided, however, that holders of at least a majority of the Shares (or shares of Common Stock issued upon conversion of the Shares) may, with the written consent of the Company, waive, modify or amend on behalf of all holders, any provisions hereof benefiting such holders, so long as the effect thereof will be that all such holders will be treated equally.

        9.5 NOTICES, ETC. All notices and other communications required or permitted under this Agreement shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed
(a) if to a Purchaser, at such Purchaser's address set forth on EXHIBIT A, or, at such other address as such Purchaser shall have furnished to the Company in writing, or (b) if to any other holder of any Shares, at such address as such holder shall have furnished the Company in writing, or, until any such holder so furnishes an address to the Company, then to and at the address of the last holder of such Shares who has so furnished an address to the Company, or (c) if to the Company, one copy should be sent to its offices and addressed to the attention of the President, or at such other address as the Company shall have furnished to the Purchaser.

       Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and postage prepaid as aforesaid.

        9.6 DELAYS OR OMISSIONS. Except as expressly provided in this Agreement, no delay or omission to exercise any right, power or remedy accruing to any holder of any Shares, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

        9.7 CALIFORNIA CORPORATE SECURITIES LAW. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTIONS 25100, 25102, OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

        9.8 EXPENSES. The Company and the Purchasers shall each bear their own expenses incurred on their behalf with respect to this Agreement and the transactions contemplated hereby, except that the Company shall cover the reasonable fees and expenses (not to exceed $15,000) of one counsel to the Purchasers.

        9.9 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

        9.10 SEVERABILITY. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

        9.11 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not considered in construing or interpreting this Agreement.

       The foregoing SERIES B PREFERRED STOCK PURCHASE AGREEMENT is hereby executed as of the date first above written.


 "COMPANY"                               NETRATINGS, INC.
                                         a Delaware corporation

                                         By:
                                            ----------------------------------
                                                David J. Toth, President

 "PURCHASERS"

                                         SWISS FAMILY KLEIN LIMITED
 Simon Chen:
                                         By:
                                            ----------------------------------

                                         Title:
                                               -------------------------------
 Ling Chow:
                                         Susan L. Kurze:

 John D. Dunning:                        Charles L. Meadows:

 Liangfu Fan:                            Daniel Norman:

 Robert L. Hooven:                       David A. Norman:

 Wilbur T. Hooven, III:                  David G. Norman:

 KINETECH, INC.                          Robert W. Peters:


 By:

 Title:

 Stephen D. Klein:                       David J. Toth:

                                         Robb W. Wilmot:

                   [SERIES B PREFERRED STOCK PURCHASE AGREEMENT]

                    SERIES C PREFERRED STOCK PURCHASE AGREEMENT

-----------------------------------------------------------------------------------------------------------------------------------
                                   EXHIBIT A
-----------------------------------------------------------------------------------------------------------------------------------
                            SCHEDULE OF PURCHASERS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                              NUMBER OF SHARES                NUMBER OF WARRANT
                                           NOTE                    TOTAL      OF SERIES B STOCK   AMOUNT OF    SHARES OF SERIES B
          NAME OF PURCHASER               AMOUNT     INTEREST    INVESTMENT      PURCHASED         WARRANT      PREFERRED STOCK
-----------------------------------------------------------------------------------------------------------------------------------
 Simon Chen                               $25,000    $1,143.75   $26,143.75        41,302          $12,500        19,748
 1270 St. Mark Ct.
 Los Altos, CA 94024
-----------------------------------------------------------------------------------------------------------------------------------
 Yen-Whei Chow & Ling George Chow         $25,000    $1,143.75   $26,143.75        41,302          $12,500        19,748
 1128 Grimley Lane
 San Jose, CA 95120
-----------------------------------------------------------------------------------------------------------------------------------
 John D. Dunning                          $50,000    $2,287.50   $52,287.50        82,603          $25,000        39,495
 18900 Graystone Ln.
 San Jose, CA 95120-1013
-----------------------------------------------------------------------------------------------------------------------------------
 Liang-fu Nancy J. Fan                    $25,000    $1,143.75   $26,143.75        41,302          $12,500        19,748
 1729 Vinehill Circle
 Fremont, CA 94539
-----------------------------------------------------------------------------------------------------------------------------------
 Robert L. Hooven                         $25,000    $1,143.75   $26,143.75        41,302          $12,500        19,748
 901 Sherman Way
 Pleasanton, CA 94588
-----------------------------------------------------------------------------------------------------------------------------------
 Wilbur T. Hooven III                     $50,000    $2,287.50   $52,287.50        82,603          $25,000        39,495
 3 Glen Road
 Topsfield, MA 01983
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                   EXHIBIT A
-----------------------------------------------------------------------------------------------------------------------------------
                            SCHEDULE OF PURCHASERS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                              NUMBER OF SHARES                NUMBER OF WARRANT
                                           NOTE                    TOTAL      OF SERIES B STOCK   AMOUNT OF    SHARES OF SERIES B
          NAME OF PURCHASER               AMOUNT     INTEREST    INVESTMENT      PURCHASED         WARRANT      PREFERRED STOCK
-----------------------------------------------------------------------------------------------------------------------------------
 Kinetech, Inc.                           $50,000    $2,287.50   $52,287.50        82,603          $25,000        39,495
 3140 Whisperwoods Ct.
 Northbrook, IL 60062
-----------------------------------------------------------------------------------------------------------------------------------
 Stephen D. Klein                         $25,000    $1,143.75   $26,143.75        41,302          $12,500        19,748
 200 West 79th St. #95
 New York, NY 10024
-----------------------------------------------------------------------------------------------------------------------------------
 Swiss Family Klein Limited              $150,000    $6,862.50  $156,862.50        247,809         $75,000       118,484
 3-5-3-511 Nishi Shinjuku
 Shinjuku-Ku, Tokyo 160-0023
 Japan
-----------------------------------------------------------------------------------------------------------------------------------
 Susan L. Kurze                           $10,000                $10,000.00         15,798         $5,000         7,899
 16101 Greenwood Rd.
 Monte Sereno, CA 95030
-----------------------------------------------------------------------------------------------------------------------------------
 Charles L. Meadows                       $25,000    $1,143.75   $26,143.75         41,302        $12,500        19,748
 1109 Clydebank Ct.
 Sunnyvale, CA 94087
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                   EXHIBIT A
-----------------------------------------------------------------------------------------------------------------------------------
                            SCHEDULE OF PURCHASERS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                              NUMBER OF SHARES                NUMBER OF WARRANT
                                           NOTE                    TOTAL      OF SERIES B STOCK   AMOUNT OF    SHARES OF SERIES B
          NAME OF PURCHASER               AMOUNT     INTEREST    INVESTMENT      PURCHASED         WARRANT      PREFERRED STOCK
-----------------------------------------------------------------------------------------------------------------------------------
 David A. Norman                         $100,000       $4,575  $104,575.00        165,206        $50,000        78,989
 16101 Greenwood Rd.
 Monte Sereno, CA 95030
-----------------------------------------------------------------------------------------------------------------------------------
 David G. Norman                          $25,000    $1,143.75   $26,143.75         41,302        $12,500        19,748
 1748 Dorrance Dr.
 San Jose, CA 95125
-----------------------------------------------------------------------------------------------------------------------------------
 Janice and Daniel Norman                 $10,000                $10,000.00         15,798         $5,000         7,899
 16101 Greenwood Rd.
 Monte Sereno, CA 95030
-----------------------------------------------------------------------------------------------------------------------------------
 R.W. and C.H. Peters 1992 Trust          $50,000    $2,287.50   $52,287.50         82,603        $25,000        39,495
 UTA 1/10/92
 1282 St. Mark Ct.
 Los Altos, CA 94024
-----------------------------------------------------------------------------------------------------------------------------------
 David J. Toth                            $50,000    $2,287.50   $52,287.50         82,603        $25,000        39,495
 3519 Kamp Drive
 Pleasanton, CA 94588
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                   EXHIBIT A
-----------------------------------------------------------------------------------------------------------------------------------
                            SCHEDULE OF PURCHASERS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                              NUMBER OF SHARES                NUMBER OF WARRANT
                                           NOTE                    TOTAL      OF SERIES B STOCK   AMOUNT OF    SHARES OF SERIES B
          NAME OF PURCHASER               AMOUNT     INTEREST    INVESTMENT      PURCHASED         WARRANT      PREFERRED STOCK
-----------------------------------------------------------------------------------------------------------------------------------
 R.W. and M.J. Wilmont, Trustees         $200,000       $9,150  $209,150.00        330,411        $100,000      157,978
 of The Wilmont Living Trust
 13333 La Cresta Drive
 Los Altos, CA 94022
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL:                                  $895,000   $40,031.25  $935,031.25      1,477,151        $447,500      706,960
-----------------------------------------------------------------------------------------------------------------------------------